                                                  5400 University Avenue
                                                  West Des Moines, IA 50266-5997

[EQUITRUST(R) FINANCIAL SERVICES LOGO]


August 29, 2003


Dear EquiTrust Customer:

As a valued EquiTrust Variable Annuity contract owner, we are pleased to provide you with the semi-annual reports for the investment options offered under your EquiTrust contract. These reports provide an update on each portfolio's performance as of June 30, 2003. Portfolio performance does not take into account the fees charged by the contract. If those fees had been included, the performance for the portfolios would have been lower.

We are also pleased to provide you with separate performance sheets for the subaccounts under your contract. The performance sheets provide an update of each subaccount's performance as of June 30, 2003 and July 31, 2003.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your registered representative.

We appreciate and value your business and look forward to serving you again in the future.


EquiTrust Life Insurance Company


LET-1

                                                  5400 University Avenue
                                                  West Des Moines, IA 50266-5997

[EQUITRUST(R) FINANCIAL SERVICES LOGO]


August 29, 2003

Dear EquiTrust Customer:

As a valued EquiTrust Variable Annuity contract owner and EquiTrust Variable Universal Life policy owner, we are pleased to provide you with the semi-annual reports for the investment options offered under your EquiTrust contracts. These reports provide an update on each portfolio's performance as of June 30, 2003. Portfolio performance does not take into account the fees charged by the contracts. If those fees had been included, the performance for the portfolios would have been lower.

We are also pleased to provide you with separate performance sheets for the subaccounts under your contracts. The performance sheets provide an update of each subaccount's performance as of June 30, 2003 and July 31, 2003.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contracts, please do not hesitate to call your registered representative.

We appreciate and value your business and look forward to serving you again in the future.


EquiTrust Life Insurance Company


LET-3